Exhibit 99.2

PRELIMINARY COPY SUBJECT TO COMPLETION WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK PARSLEY ENERGY, INC. 303 COLORADO ST. AUSTIN, TEXAS 78701 VOTE BY INTERNET Before The Meeting - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10.59., Central Time, on January 11, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PE21SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 10.59., Central Time, on January 11, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D28035-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PARSLEY ENERGY, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. For Against Abstain 1.To approve and adopt the Agreement and Plan of Merger, dated as of October 20, 2020 (as may be amended from time to time), by and among ! ! ! Parsley Energy, Inc. (“Parsley”), Pioneer Natural Resources Company (“Pioneer”) and certain subsidiaries of Parsley and Pioneer and the transactions contemplated thereby. 2.To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Parsley’s named executive officers that is based ! ! ! on or otherwise relates to the mergers. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted “FOR” proposals 1 and 2. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]Date Signature (Joint Owners) Date

PRELIMINARY COPY SUBJECT TO COMPLETION Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement/Prospectus are available at: www.proxyvote.com. FOLD AND DETACH HERE D28036-TBD PARSLEY ENERGY, INC. SPECIAL MEETING OF STOCKHOLDERS JANUARY 12, 2021, 9.00 A.M., CENTRAL TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoint(s) David Dell’Osso and Colin Roberts, and either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and vote, as designated on the reverse side of this proxy, all of the shares of Class A common stock and Class B common stock of Parsley Energy, Inc. that the undersigned is/are entitled to vote at the Special Meeting of Stockholders to be held at 9.00 a.m., Central Time, on January 12, 2021 virtually at www.virtualshareholdermeeting.com/PE21SM, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AS RECOMMENDED BY THE BOARD OF DIRECTORS. BY EXECUTING THIS PROXY, THE UNDERSIGNED STOCKHOLDER(S) AUTHORIZE(S) THE PROXIES TO VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)